SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 15, 2004

                           THE MONEY TREE LENDING GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            DELAWARE                                            65-0709376
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)      (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                               3400 Tamiami Trail
                                    Suite 203
                          Port Charlotte, Florida 33952

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (941) 764-6767
                            (ISSUER TELEPHONE NUMBER)

                               3380 Tamiami Trail
                                    Suite B-2
                            Port Charlotte, Fl 33952

                                (FORMER ADDRESS)


============================================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 15, 2004 (the "Effective Date"), pursuant to a Stock Purchase Agreement and Share Exchange (the "Agreement") between The Money Tree Lending Group, Inc. (TMTLG), a Delaware corporation, and The Money Tree Lending Group Inc. (MONEY TREE), a Florida Corporation, and all of the shareholders of MONEY TREE, TMTLG acquired all of the shares of MONEY TREE from the MONEY TREE shareholders in consideration for the issuance of a total of 25,100,000 shares of common stock, and 5,000,000 shares of preferred stock of TMTLG to the MONEY TREE shareholders. Pursuant to the Agreement, MONEY TREE became our wholly owned subsidiary. The acquisition was approved by the unanimous consent of our Board of Directors on November 15, 2004.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Stock Purchase Agreement, between TMTLG and MONEY TREE, TMTLG acquired one hundred percent (100%) of the issued and outstanding shares of common stock of MONEY TREE in exchange for a total of 25,100,000 shares of our common stock and 5,000,000 shares of our preferred stock which are restricted in accordance with Rule 144 of the 1933 Securities Act. Pursuant to the Agreement, MONEY TREE became our wholly owned subsidiary.

Our primary products are mortgage loans secured by real estate and annuities. The products can be offered across the United States, but at this time, our main focus is on the Florida market. Demand for home loan financing has grown substantially in recent years. We believe that the total United States market for our industry exceeds $560 billion annually in alternative mortgage lending. Of this market, we believe that our target market, consumers who obtain home loan financing from the Internet, comprises more than $240 billion. We believe that the principal factor driving growth in our industry is the dream of home ownership.

We acquire mortgage loans and other financial products from third-party sources on a project-by-project basis. This approach gives us substantial flexibility in terms of production volume and delivery time, significantly reduces our fixed production overhead, and largely eliminates the risk to us of cost overruns in production.
Similarly, we reduce our fixed processing costs by duplicating the functions for our products. Our management team has extensive experience in the origination, processing, closing, funding and delivery of mortgage loans in the secondary market and other financial service products. Philip Sampiere, our President and Chief Executive Officer, has extensive knowledge of our industry and has successfully founded and developed other profitable businesses. Other members of our management team have broad expertise in software and technology, sales and marketing, finance, real estate and mortgage law. They have all contributed to our record of aggressive growth in our core business and of acquiring and integrating companies in related businesses.

We plan to develop strategic alliances and joint ventures with businesses outside of the financial industry to broaden our distribution channels, such as leading media companies that can distribute our products for use on popular and newly developing media formats, including revenue sharing with cable and satellite television operators and Internet service providers. We expect these initiatives to widen the scope of our distribution network, enabling us to reach new customers while supplying our partners and licensees with content.

To finance future acquisitions, we expect to use a combination of cash flow generated by our operating activities and, in some instances, our common stock.

MONEY TREE has agreed to distribute the 100,000 shares of TMTLG common stock, acquired pursuant to the Stock Purchase Agreement between MONEY TREE and Scott Raleigh, in the following manner:

                 Philip A. Sampiere, Jr.-    50,000 common shares

                 Lisa Warram -               50,000 common shares


ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On November 15, 2004, pursuant to the Agreement, we issued 25,100,000 shares of our common stock and 5,000,000 shares of our preferred stock to the MONEY TREE in exchange for all of the issued and outstanding shares of the MONEY TREE. These shares were issued in reliance on an exemption from registration under
Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the MONEY TREE shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

Item 5.01 CHANGES IN CONTROL OF REGISTRANT

On November 15, 2004 (the "Effective Date"), pursuant to a Stock Purchase Agreement between TMTLG and MONEY TREE, and all of the shareholders of MONEY TREE, TMTLG acquired all of the shares of MONEY TREE from the MONEY TREE shareholders in consideration for the issuance of a total of 25,100,000 shares of common stock, and 5,000,000 shares of preferred stock of TMTLG to the MONEY TREE shareholders. Pursuant to the Agreement, MONEY TREE became our wholly owned subsidiary. The acquisition was approved by the unanimous consent of our Board of Directors on November 15, 2004.

The 25,100,000 common shares and the 5,000,000 preferred shares were issued to the MONEY TREE shareholders in the following manner:

                  Philip A. Sampiere, Jr.-    12,550,000 common shares
                                               2,500,000 preferred shares
                  Lisa Warram-                12,550,000 common shares
                                               2,500,000 preferred shares

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Phillip Sampiere was appointed as the Company's Chief Executive Officer, Chief Financial Officer, President, and Secretary as of November 5, 2004. He resigned as Vice President, Secretary and Treasurer on November 15, 2004. Mr. Sampiere is a 1988 graduate from Port Charlotte High School. He began his career with The Money Tree Lending Group, Inc. as the President and State qualifying principle broker since 1996, overseeing the production of all day to day operations, advertising, sales and media throughout the state. He is now overseeing policy, management and strategy in all areas of the Company. He will be restructuring operations to insure national expansion and has been very influential in forming alliances with a wide-range of partners in order to secure the Company's position in the future

Lisa Warram was appointed the Company's Vice President, Secretary, and Treasurer on November 15, 2004. Lisa is a 1983 graduate from Charlotte High School. Her vast knowledge and experience of the real estate settlement process makes her an asset to the Company. Mrs. Warram is Vice President and co-founder of the Company and is in charge of closing and secondary shipping operations. Mrs. Warram has developed outstanding relationships and partnerships amongst individuals and companies in the real estate industry.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Financial Statements of MONEY TREE are included after the signature page.

(b)  Pro Forma Financial Information.

     None.

(c)  Exhibits.

     Stock Purchase Agreement and Share Exchange dated November 15, 2004, by and among THE MONEY TREE LENDING GROUP, INC., and The MONEY TREE LENDING GROUP, INC.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE MONEY TREE LENDING GROUP, Inc.

                                     By: /s/ Philip A. Sampiere, Jr.
                                     --------------------------------
                                             Philip A. Sampiere, Jr.
                                             PRESIDENT


Dated: November 23, 2004

                       The Money Tree Lending Group, Inc.
                              Financial Statements
              For the Quarter and Two Quarters Ended June 30, 2004

                   McClusky, Gaines, Gill, Daughtrey & Horner
                          Certified Public Accountants
                                  PO Box 510308
                              Punta Gorda, FL 33951

July 28, 2004


To the Board of Directors
The Money Tree Lending Group, Inc.
Port Charlotte, Florida


We have compiled the accompanying statement of assets, liabilities and equity-income tax basis of The Money Tree Lending Group, Inc. (a Corporation) as of June 30, 2004, and the related statement of revenues, expenses and retained earnings-income tax basis for the quarter and two quarters then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The financial statements have been prepared on the accounting basis used by the Company for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures and the statement of cash flows ordinarily included in financial statements. If the omitted disclosures and statement of cash flows were included in the financial statements, they might influence the user's conclusions about the Company's assets, liabilities, revenues, expenses, retained earnings and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

/s/ McClusky, Gaines, Gill, Daughtrey & Horner

McClusky, Gaines, Gill, Daughtrey & Horner


                       The Money Tree Lending Group, Inc.
                        Statement of Assets, Liabilities
                           and Equity-Income Tax Basis
                               As of June 30, 2004



                                     ASSETS


CURRENT ASSETS
  Cash                                                                 $          331,558.98
  Accounts Receivable-Employees                                                     1,601.78
  Prepaid Rent                                                                      1,177.00
                                                                       ---------------------

    Total Current Assets
                                                                                  334,337.76
                                                                       ---------------------

PROPERTY AND EQUIPMENT
  Furniture and Fixtures                                                           16,681.07
  Office Equipment                                                                 24,052.12
    Less: Accumulated Depreciation                                                (40,151.60)
                                                                       ---------------------

      Net Property and Equipment                                                      581.59
                                                                       ---------------------

OTHER ASSETS

  Organizational Expense                                                              464.90
  Accumulated Amortization                                                           (464.90)
  Rent Deposit                                                                      2,677.98
  Utility Deposit                                                                     565.00
  Copier Key Deposit, Fort Myers                                                       50.00
  Equipment Lease Deposit                                                             265.92
  Advance to Shareholders                                                          42,492.10
                                                                       ---------------------

    Total Other Assets                                                             46,051.00
                                                                       ---------------------

      TOTAL ASSETS                                                     $          380,970.35
                                                                       =====================



                            See Accountants' Report


                       The Money Tree Lending Group, Inc.
                        Statement of Assets, Liabilities
                           and Equity-Income Tax Basis
                               As of June 30, 2004


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts Payable                                                     $            2,547.40
 Escrow Funds Held                                                                   105.00
 Federal Income Tax Payable                                                          627.00
                                                                      ---------------------

    Total Current Liabilities                                                      3,279.40
                                                                      ---------------------

LONG-TERM LIABILITIES
  Long-Term Notes Payable                                                        320,356.72
  Stockholders Loan                                                                3,084.04
                                                                      ---------------------

    Total Long-Term Liabilities                                                  323,440.76
                                                                      ---------------------

      Total Liabilities                                                          326,720.16
                                                                      ---------------------

STOCKHOLDERS' EQUITY
  Common Stock $.0001 Par Value,
    100,000,000 Shares Authorized,
    25,000,000 Shares Issued and Outstanding                                       2,500.00
  Preferred Stock $.0001 Par Value,
    10,000,000 Shares Authorized,
    5,000,000 Shares Issued and Outstanding                                          500.00
  Paid in Capital                                                                 47,690.00
  Retained Earnings (Deficit)                                                      3,560.19
                                                                      ---------------------

    Total Stockholders' Equity                                                    54,250.19
                                                                      ---------------------

       TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY                                           $          380,970.35
                                                                      ---------------------



                            See Accountants' Report


                                           The Money Tree Lending Group, Inc.
                                            Statement of Revenues, Expenses
                                         and Retained Earnings-Income Tax Basis
                                  For the Quarter and Two Quarters Ended June 30, 2004


                                                              Current Quarter        %          Year to Date            %
                                                          -------------------     ---------  -------------------    ----------
REVENUES
Sales                                                     $        100,155.31        99.88   $        182,432.55       100.18
Interest Income                                                        218.78         0.22                218.78         0.12
                                                                                                                        (0.30)
 Returns and Allowances                                               (100.00)       (0.10)              (539.92)
                                                          -------------------     ---------  -------------------    ----------

    Total Revenues                                                 100,274.09       100.00            182,111.41       100.00
                                                          -------------------     ---------  -------------------    ----------


OPERATING EXPENSES
 Officers Salaries                                                  12,580.08        12.55             24,826.00        13.63
 Office Salaries                                                    15,689.05        15.65             28,691.53        15.75
 Payroll Taxes                                                       3,365.36         3.36              5,797.14         3.18
 Advertising                                                        16,225.23        16.18             28,085.03        15.42
 Accounting                                                          4,050.00         4.04              5,915.00         3.25
 Automobile Expense                                                 10,800.00        10.77             21,032.45        11.55
 Bank Service Charges                                                  230.74         0.23                798.12         0.44
 Commissions                                                        12,528.28        12.49             15,174.94         8.33
 Credit Reports                                                      2,061.00         2.06              3,472.83         1.91
   Data Services-Flood Cert                                             54.00         0.05                 54.00         0.03
   Data Services-Document                                            1,980.00         1.97              4,788.20         2.63
   Dues and Subscriptions                                               71.10         0.07                 71.10         0.04
   Depreciation                                                        231.25         0.23                462.50         0.25
   Entertainment                                                        84.52         0.08                 84.52         0.05
   Equipment Rental                                                    191.46         0.19                191.46         0.11
   Equipment Lease                                                   1,572.66         1.57              3,944.04         2.17
   Insurance                                                         2,784.51         2.78              5,399.28         2.96
   Interest Exp - Annuities                                            216.66         0.22                216.66         0.12
   Internet & Software Fees                                            929.85         0.93              2,244.40         1.23
   Licenses and Fees                                                     0.00         0.00                445.00         0.24
   Meals                                                                 0.00         0.00                182.23         0.10
   Miscellaneous                                                        17.01         0.02                167.01         0.09
   Office Supplies                                                   2,431.64         2.42              4,075.70         2.24
   Payroll Services                                                    340.87         0.34                780.26         0.43
   Postage                                                           1,527,02         1.52              3,775.24         2.07
   Rent                                                              3,852.00         3.84              7,597.00         4.17
   Repairs and Maintenance                                             837.57         0.84                877.57         0.48
   Supplies                                                              0.00         0.00                 23.88         0.01
   Taxes-Other                                                         600.00         0.60              1,158.75         0.64
   Title Fees                                                            0.00         0.00                700.00         0.38
   Trash Removal                                                        35.00         0.03                 35.00         0.02
   Telephone                                                         2,399.35         2.39              4,581.36         2.52
   Utilities                                                           552.17         0.55                916.04         0.50
                                                          -------------------     ---------  -------------------    ----------

     Total Operating Expenses                                       98,238.38        97.97            176,564.24        96.95
                                                          -------------------     ---------  -------------------    ----------


 REVENUES OVER (UNDER) EXPENSES BEFORE TAXES                         2,035.71         2.03              5,547.17         3.05

 Provision for Income Tax                                              304.00         0.30                627.00         0.34
                                                          -------------------     ---------  -------------------    ----------

 REVENUES OVER (UNDER) EXPENSES                           $          1,731.71         1.73              4,920.17         2.70
                                                          ===================     =========                         ==========

 RETAINED EARNINGS-BEGINNING                                                                           (1,359.98)

 RETAINED EARNINGS (DEFICIT)-ENDING                                                          $          3,560.19
                                                                                             ===================



                            See Accountants' Report

                       THE MONEY TREE LENDING GROUP, INC.
                      STATEMENT OF ASSETS, LIABILITIES AND
                            EQUITY - INCOME TAX BASIS
                                December 31, 2002

                   McClusky, Gaines, Gill, Daughtrey & Horner
                          Certified Public Accountants

Roger J. McClusky, CPA                 222 Nesbit Street o Punta Gorda, FL 33950
Jeff Gaines, Jr., CPA (Retired)    Mailing: P.O. Box 510308 o Punta Gorda, FL 33951-0308
Steven Roy Gill, CPA              941-639-2146 o Fax: 941- 639-0558 o 1-800-282-01 56 (FL)
Daniel R. Daughtrey, CPA
Michael J. Horner, CPA,            1777 Tamiami Trail, o Port Charlotte, FL 33948
JD Samuel C. Summers, CPA                          941-625-8789

Donna J. Schiller, CPA              2960 S. McCall Road, Suite 210 o Englewood, FL 34224
Daniel A. Lane, CPA, JD, MT                       941- 473-1655


                          Independent Auditors' Report


Board of Directors
The Money Tree Lending Group, Inc. 3380
Tamiami Trail, Suite B-2
Port Charlotte, FL 33952

We have audited the accompanying statement of assets, liabilities and equity-income tax basis of The Money Tree Lending Group, Inc., a Florida corporation, as of December 31, 2002. This financial statement is the responsibility of the Corporation's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and equity-income tax basis is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and equity-income tax basis. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets, liabilities and equity-income tax basis, presentation. We believe that our audit of the statement of assets, liabilities and equity-income tax basis, provides a reasonable basis for our opinion.

As described in Note 1, this financial statement was prepared on the basis of accounting the Corporation uses for income tax purposes, which is a comprehensive basis of accounting other than the generally accepted accounting principles.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the assets, liabilities and equity of The Money Tree Lending Group, Inc. as of December 31, 2002, on the basis of accounting described in Note 1.


/s/ McClusky, Gaines, Gill, Daughtrey & Horner

McClusky, Gaines, Gill, Daughtrey & Horner
CERTIFIED PUBLIC ACCOUNTANTS

February 27, 2003


                                           THE MONEY TREE LENDING GROUP, INC.
                              STATEMENT OF ASSETS, LIABILITIES AND EQUITY-INCOME TAX BASIS
                                                   December 31, 2002


                                                       ASSETS
CURRENT ASSETS
     Cash in banks                                                                        $        15,970
     Investments, at cost                                                                              17
     Employee advances                                                                             15,774
     Prepaid rent                                                                                   1,177
                                                                                          -----------------
                             TOTAL CURRENT ASSETS                                                  32,938
                                                                                          -----------------


PROPERTY AND EQUIPMENT
     Furniture, fixtures and equipment less
          accumulated depreciation of $37,883                                                       2,850
                                                                                          -----------------


OTHER ASSETS
     Advances to shareholders                                                                      11,759
     Deposits                                                                                       3,059
                                                                                          -----------------
                TOTAL OTHER ASSETS                                                                 14,818
                                                                                          -----------------

                TOTAL ASSETS                                                              $        50,606
                                                                                          =================


                                         LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                                                     $         2,611
      Funds held in Trust                                                                             105
                                                                                          -----------------
                TOTAL CURRENT LIABILITIES                                                           2,716


LONG-TERM LIABILITIES
      Notes payable                                                                                    -0-
                                                                                          -----------------
                TOTAL LIABILITIES                                                                   2,716
                                                                                          -----------------


 STOCKHOLDERS' EQUITY
      Common stock, $1 par value; 7,500 shares
           authorized; 200 shares issued and outstanding                                              200
      Additional paid in capital                                                                   47,690
      Retained earnings                                                                                -0-
                                                                                          -----------------
                 TOTAL STOCKHOLDERS' EQUITY                                                        47,890
                                                                                          -----------------

                 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $        50,606
                                                                                          =================





    The Accompanying Notes are an Integral Part of this Financial Statement.
                                        3

                       THE MONEY TREE LENDING GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002



NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of The Money Tree Lending Group, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity.

Business Activities - The Company was incorporated in the State of Florida on
-------------------
November 16, 1996. It is located in Charlotte County, Florida and is engaged in obtaining loans secured by real estate. During 1998, the Company opened an office in Lee County, Florida. At the end of 2001, the Lee County office was closed and those operations were moved to Charlotte County.

Basis of Reporting - This financial statement is prepared on the accounting
------------------
basis used for the Corporation's federal income tax return, the accrual basis federal income tax method of accounting. Accordingly, the accompanying financial statement is not intended to present financial position in conformity with generally accepted accounting principles.

Property and Equipment -Property and equipment are stated at cost. Expenditures
----------------------
for maintenance and repairs are charged to income as incurred. Additions and betterments are capitalized. Depreciation is provided under the straight-line method based upon estimated useful lives of the assets with such lives ranging from three to seven years.

Use of Estimates - The preparation of financial statements in conformity with
----------------
the income tax basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

S Corporation Income Tax Status - The Company, with consent of its shareholders,
-------------------------------
has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

NOTE 2 - LIQUID ASSETS

As of December 31, 2002 the Company's liquid assets are in excess of 20% of adjusted total equity.

                       THE MONEY TREE LENDING GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2002 are comprised of the following:

           Furniture and Fixtures                                $   16,681
           Equipment                                                 24,052
                                                                 ----------
                                                                     40,733
           Less: Accumulated Depreciation                            37,883
                                                                 ----------
                                                                 $    2,850
                                                                 ==========

 NOTE 4 - RELATED PARTY TRANSACTIONS

 As of December 31, 2002, the Company's two shareholders had received advances of$5,879 each. No interest has been charged on these advances.

 NOTE 5 - LEASES

 During the year ended December 31, 2002, the Company entered into an operating lease for certain office equipment. The future minimum lease payments are as follows:

                          YEAR                       AMOUNT
                          ----                       ------

                          2003                         $ 4,980
                          2004                           4,980
                          2005                           4,980
                          2006                           4,980
                          2007                           2,075
                          Thereafter                       -0-
                                                       -------
                                                       $21,995
                                                       =======

                       THE MONEY TREE LENDING GROUP, INC.
                            SCHEDULE OF OTHER ASSETS
                                December 31, 2002




OTHER ASSETS
      Advances to shareholders                                   $      11,759
      Rent deposit                                                       2,444
      Utility deposit                                                      615
                                                                 --------------
                      TOTAL OTHER ASSETS                         $      14,818
                                                                 ==============






SUPPLEMENTARY INFORMATION



            See Accountants' Report and Notes to Financial Statements
                                        6

                       THE MONEY TREE LENDING GROUP, INC.
                      STATEMENT OF ASSETS, LIABILITIES AND
                            EQUITY - INCOME TAX BASIS
                                December 31, 2003

                   McClusky, Gaines, Gill, Daughtrey & Horner
                          Certified Public Accountants

Roger J. McClusky, CPA                 222 Nesbit Street o Punta Gorda, FL 33950
Jeff Gaines, Jr., CPA (Retired)    Mailing: P.O. Box 510308 o Punta Gorda, FL 33951-0308
Steven Roy Gill, CPA              941-639-2146 o Fax: 941- 639-0558 o 1-800-282-01 56 (FL)
Daniel R. Daughtrey, CPA
Michael J. Horner, CPA,            1777 Tamiami Trail, o Port Charlotte, FL 33948
JD Samuel C. Summers, CPA                          941-625-8789

Donna J. Schiller, CPA              2960 S. McCall Road, Suite 210 o Englewood, FL 34224
Daniel A. Lane, CPA, JD, MT                       941- 473-1655



                          Independent Auditors' Report


 Board of Directors
 The Money Tree Lending Group, Inc. 3380
 Tamiami Trail, Suite B-2
 Port Charlotte, FL 33952

 We have audited the accompanying statement of assets, liabilities and equity-income tax basis of The Money Tree Lending Group, Inc., a Florida corporation, as of December 31, 2003. This financial statement is the responsibility of the Corporation's management. Our responsibility is to express an opinion on this financial statement based on our audit.

 We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and equity-income tax basis is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and equity-income tax basis. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets, liabilities and equity-income tax basis, presentation. We believe that our audit of the statement of assets, liabilities and equity-income tax basis, provides a reasonable basis for our opinion.

 As described in Note 1, this financial statement was prepared on the basis of accounting the Corporation uses for income tax purposes, which is a comprehensive basis of accounting other than the generally accepted accounting principles.

 In our opinion, the financial statement referred to above presents fairly, in all material respects, the assets, liabilities and equity of The Money Tree Lending Group, Inc. as of December 31, 2003, on the basis of accounting described in Note 1.

/s/ McClusky, Gaines, Gill, Daughtrey & Horner

McClusky, Gaines, Gill, Daughtrey & Horner
CERTIFIED PUBLIC ACCOUNTANTS

February 7, 2004


                       THE MONEY TREE LENDING GROUP, INC.
          STATEMENT OF ASSETS, LIABILITIES AND EQUITY-INCOME TAX BASIS
                                December 31, 2003

                                     ASSETS

CURRENT ASSETS
      Cash in banks                                                             $     10,386
      Investments, at cost                                                                17
      Employee advances                                                               16,035
      Prepaid rent                                                                     1,177
                                                                                ------------
                TOTAL CURRENT ASSETS                                                  27,615
                                                                                ------------

PROPERTY AND EQUIPMENT
      Furniture, fixtures and equipment less
        accumulated depreciation of $39,689                                            1,044
                                                                                ------------

OTHER ASSETS
      Advances to shareholders                                                        20,328
      Deposits                                                                         3,059
                                                                                ------------
                TOTAL OTHER ASSETS                                                    23,387
                                                                                ------------
                TOTAL ASSETS                                                    $     52,046
                                                                                ============



            LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
       Accounts payable                                                         $      2,611
       Funds held in Trust                                                               105
                                                                                ------------
                 TOTAL CURRENT LIABILITIES                                             2,716
                                                                                ------------

LONG-TERM LIABILITIES
       Notes payable                                                                      -0-
                                                                                ------------
                 TOTAL LIABILITIES                                                     2,716
                                                                                ------------

  STOCKHOLDERS' EQUITY
       Common stock, S.0001 par value; 100,000,000 shares
            authorized; 25,000,000 shares issued and outstanding                       2,500
       Preferred stock, $.0001 par value,
             10,000,000 shares authorized,
             5,000,000 shares issued and outstanding                                     500
       Additional paid in capital                                                     47,690
       Retained earnings (deficit)                                                    (1,360)
                                                                                ------------
                  TOTAL STOCKHOLDERS' EQUITY                                          49,330
                                                                                ------------

                  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $     52,046
                                                                                ============

    The Accompanying Notes are an Integral Part of this Financial Statement.

                       THE MONEY TREE LENDING GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2003


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of The Money Tree Lending Group, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity.

Business Activities - The Company was incorporated in the State of Florida on
-------------------
November 16, 1996. It is located in Charlotte County, Florida and is engaged in obtaining loans secured by real estate.

Basis of Reporting - This financial statement is prepared on the accounting
------------------
basis used for the Corporation's federal income tax return, the accrual basis federal income tax method of accounting. Accordingly, the accompanying financial statement is not intended to present financial position in conformity with generally accepted accounting principles.

Property and Equipment - Property and equipment are stated at cost. Expenditures
----------------------
for maintenance and repairs are charged to income as incurred. Additions and betterments are capitalized. Depreciation is provided under the straight-line method based upon estimated useful lives of the assets with such lives ranging from three to seven years.

Use of Estimates - The preparation of financial statements in conformity
----------------
with the income tax basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash Equivalents - The Company considers all short-term investments with an
----------------
original maturity of three months or less to be cash equivalents.

Income Taxes - The Company had previously elected under the Internal Revenue
------------
Code to be taxed as an S Corporation. On October 30, 2003, the Company issued a second class of stock, and consequently terminated their S Corporation election. The Company filed an S Corporation return for the period January 1, 2003 to October 29, 2003, and a C Corporation return for the period October 30, 2003 to December 31, 2003. There was no income tax liability for 2003 because the C Corporation operated at a loss. The net operating loss of $1,360, which begins to expire in 2023, is available to offset future income.

NOTE 2 - LIQUID ASSETS

As of December 31, 2003 the Company's liquid assets are in excess of 20% of adjusted total equity.

                       THE MONEY TREE LENDING GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2003

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2003 are comprised of the following:

             Furniture and Fixtures                        $    16,681
             Equipment                                          24,052
                                                           -----------
                                                                40,733
             Less: Accumulated Depreciation                     39,689
                                                           -----------
                                                           $     1,044
                                                           ===========

NOTE 4 - RELATED PARTY TRANSACTIONS

As of December 31, 2003, the Company's two shareholders had received advances of $10,164 each. No interest has been charged on these advances.

NOTE 5 - LEASES

During the year ended December 31, 2002, the Company entered into an operating lease for certain office equipment. The future minimum lease payments are as follows:

                            YEAR                            AMOUNT
                            ----                            ------

                            2004                            $ 4,980
                            2005                              4,980
                            2006                              4,980
                            2007                              2,075
                            Thereafter                           -0-
                                                         ---------------
                                                            $17,015
                                                         ===============

NOTE 6 - RECAPITALIZATION

On October 30, 2003, the Company was recapitalized. At that date, the Company issued 5,000,000 shares of preferred stock and 25,000,000 shares of its new common stock. Philip A. Sampiere, Jr. and Lisa Warram each received 2,500,000 shares of preferred at $.0001 per share and 12,500,000 shares of common at $.0001 per share for at total cost of $3,000.

                       THE MONEY TREE LENDING GROUP, INC.
                            SCHEDULE OF OTHER ASSETS
                                December 31, 2003

OTHER ASSETS
    Advances to shareholders                                     $      20,328
    Rent deposit                                                         2,444
    Utility deposit                                                        615
                                                                 --------------
          TOTAL OTHER ASSETS                                     $      23,387
                                                                 ==============


SUPPLEMENTARY INFORMATION




            See Accountants' Report and Notes to Financial Statements
                                        6